2011 Acquisitions - $1.5 billion Development/Redevelopment in Process - $1.1 billion 95 Wall New York, NY 10 Hanover Square New York, NY 21 Chelsea New York, NY View 14 Washington, D.C. Rivergate New York, NY NAREIT's Annual Conference - November 2011 Exhibit 99.1

Portfolio UDR owns, acquires, renovates, develops and manages apartment communities nationwide concentrated in markets with low single-family home affordability and job growth in excess of the national average 62,037 homes in 218 communities(2) Total income per occupied home of $1,395(2) Leading Multifamily REIT NYSE: UDR 39 year track record of paying dividends S&P 400 Enterprise value - $9.7 billion(1) UDR Overview MD 6% DC 13% VA 11% MA(3) FL 19% 6% 5% 2% 32% 2% 4% NY (3) 39% 30% Calculated using the November 10, 2011 closing share price of common and preferred shares and debt balances as of September 30, 2011. As of September 30, 2011, includes all wholly-owned homes, homes in development and joint venture homes at 100%. Percentages shown on map indicate contribution as of September 30, 2011 total same-store net operating income (NOI). Since August 2010, UDR has entered Boston and New York and therefore these markets are not yet included in same-store NOI or shown on the map above. As of September 30, 2011, including joint venture homes at 100%, UDR had 2,721 homes in Boston and 1,916 in New York City.

Recent Activity - Year to Date Acquisitions, Developments, Redevelopments and Disposition Activities - $2.6 billion Acquisition of 8 operating communities containing 3,161 apartment homes for $1.5 billion in key markets such as Manhattan, Washington, D.C., Boston and California Announced 5 new developments containing 1,403 homes for an estimated cost of $369 million in key markets such as Southern California, Maryland and Dallas Announced 5 new redevelopment projects containing 2,440 homes with a budgeted cost of $289 million in key markets such as Manhattan, Southern California and metropolitan Washington, D.C. Sold 12 communities containing 2,969 apartment homes for $443 million Capital Markets Activities - $1.3 billion Raised $865 million of equity and issued $110 million of operating partnership units Priced a seven year $300 million unsecured offering at 4.25% Joint Venture Activities - $84 million Expanded the joint venture with KFH through the $84 million acquisition of a 217-home apartment community in Arlington, Virginia (metropolitan Washington, D.C.) $4.0 billion of transactions and capital markets activities

Business Strategy (1) As of September 30, 2011 and includes joint venture homes at 100%. (2) Includes $359 million in September 2010 and $496 million in July 2011 follow on offerings; plus $368 million, $109 million and $68 million issued through our ATM equity program in 2011 YTD, 2010 and 2009, respectively, and $110 million of OP units issued in conjunction with the acquisitions of 10 Hanover and 95 Wall. (3) As of September 30,2011, at historical cost. Adjusted for non-recurring items. 1) Focused Portfolio Management Strategy Focus on high-barrier-to-entry markets with above-average job growth, low homeownership affordability and limited new supply Recent entrance into New York City and expansion in Boston, San Francisco and metropolitan Washington, D.C. Target homes with an average monthly income in excess of $1,500 per home 2) Strong operating results Greater than 95% same-store occupancy for the last ten quarters 3) Strong development and redevelopment capabilities Pipeline consists of 2,573 homes in development and 2,978 homes in redevelopment(1) 5,326 homes developed and 4,432 homes redeveloped in the last five years 4) Prudent balance sheet management Approximately $1.5 billion of equity issued since 2009 through two follow-on offerings, ATM issuances and OP unit issuance(2) New $900 million revolver closed October 25, 2011 adding $300 million in additional credit capacity 2.5x fixed charge coverage ratio(3) 5) Leading operating platform Technology initiatives continue to improve operating margins and enhance UDR customer experience

Acquisitions focused in markets positioned for superior growth, such as Manhattan, Washington D.C., Boston and California Disposition of non-core communities in markets that do not fit UDR's long-term strategy (1) Represents monthly income per occupied home at time of acquisition or disposition. Portfolio Transformation August 2010 - October 2011 Acquisitions Dispositions Volume $2.1 B $464 M # of Homes 10,283 3,118 Average Age 6 years 23 years Monthly Income per Occupied Home (1) $2,288 $1,238 Acquisition & Disposition Activity - Since August 2010

Year to Date Acquisitions Significantly improving the internal growth profile of the portfolio through select acquisitions (1) Excludes commercial. (2) Represents monthly income per occupied home at the time of acquisition. 10 Hanover Square Location New York, NY Number of Homes 493 Purchase Price $259.8M Price per Home(1) $484,000 Income per Occupied Home(2) $3,000 388 Beale Location San Francisco, CA Number of Homes 227 Purchase Price $90.5M Price per Home(1) $395,000 Income per Occupied Home(2) $2,908 Inwood West Location Woburn, MA Number of Homes 446 Purchase Price $108.0M Price per Home(1) $242,000 Income per Occupied Home(2) $1,604 14 North Location Peabody, MA Number of Homes 387 Purchase Price $64.5M Price per Home(1) $167,000 Income per Occupied Home(2) $1,364

View 14 Location Washington, D.C. Number of Homes 185 Purchase Price $105.5M Price per Home(1) $494,000 Income per Occupied Home(2) $2,808 Rivergate Location New York, NY Number of Homes 706 Purchase Price $443.0M Price per Home(1) $585,000 Income per Occupied Home(2) $3,262 95 Wall Location New York, NY Number of Homes 507 Purchase Price $329.0M Price per Home(1) $550,000 Income per Occupied Home(2) $3,100 21 Chelsea Location New York, NY Number of Homes 210 Purchase Price $138.0M Price per Home(1) $595,000 Income per Occupied Home(2) $3,226 Year to Date Acquisitions Significantly improving the internal growth profile of the portfolio through select acquisitions (1) Excludes commercial and parking for Rivergate and 21 Chelsea. (2) Represents monthly income per occupied home at the time of acquisition.

Development(1) Strategy: Focus development opportunities in select core markets that compliment and enhance UDR's existing portfolio such as Southern California, Washington, D.C., Boston and Dallas Pipeline: 2,573 homes in ten communities with a total estimated cost of $751 million or $292 thousand per home(2) Completed $817 million, or $153 thousand per home, in the development of 5,326 homes over the last five years Redevelopment(1) Strategy: Focus on key markets such as Manhattan, Southern California and metropolitan Washington, D.C. Pipeline: 2,978 homes in seven communities with a total estimated cost of $337 million or $113 thousand per home Completed $209 million, or $47 thousand per home, in the redevelopment of 4,432 homes over the past five years As of September 30, 2011. Includes joint ventures at 100%. UDR's Specific Asset Strategy

Development Pipeline Selectively pursuing development projects to complement our long-term growth strategy Village at Bella Terra Location Huntington Beach, CA Number of Homes 467 Estimated Cost $150M Estimated Completion Date 2Q 2013 13th & Market Location San Diego, CA Number of Homes 263 Estimated Cost $76M Estimated Completion Date 3Q 2013 Los Alisos Location Mission Viejo, CA Number of Homes 320 Estimated Cost $87M Estimated Completion Date 4Q 2013 Domain College Park Location College Park, MD Number of Homes 256 Estimated Cost $62M Estimated Completion Date 3Q 2013

Development Pipeline Selectively pursuing development projects to complement our long-term growth strategy Mission Bay Location San Francisco, CA Number of Homes 315 Estimated Cost $140M Estimated Completion Date 3Q 2013 Savoye2 Location Addison, TX Number of Homes 347 Estimated Cost $69M Estimated Completion Date 1Q 2012 The Lodge at Stoughton Location Stoughton, MA Number of Homes 240 Estimated Cost $43M Estimated Completion Date 2Q 2012 2400 14th Street Location Washington, D.C. Number of Homes 255 Estimated Cost $126M Estimated Completion Date 4Q 2012

Redevelopment Pipeline Current pipeline consists of 2,978 homes in seven communities with a total estimated cost of $337 million or $113 thousand per home Selectively pursuing opportunities in Manhattan, Southern California and Metropolitan Washington, D.C. Barton Creek Landing - Austin, TX Marina Pointe - Marina del Rey, CA City South - San Francisco, CA

Development Pipeline Selectively pursuing development projects to complement our long-term growth strategy Phase III - Vitruvian ParkSM Location Addison, TX Number of Homes 391 Estimated Cost $98M Estimated Completion Date 3Q 2013 Beach Walk Location Huntington Beach, CA Number of Homes 173 Estimated Cost $46M Estimated Completion Date 2Q 2013

Operational Performance Occupancy Occupancy of 95.6% versus peer average of 95.6% Operating Margin Operating margin of 66% versus peer average of 64% Revenue Increased by 3.7% versus peer average of 4.0% Expenses Increased by 1.6% versus peer average of 0.4% NOI Increased 4.8% versus peer average of 6.2% 2011 YTD Same-Store Results(1) Updated through 3Q11. Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS. 5-Year Same-Store Trends & 2011 YTD(1)

Balance Sheet Financial profile as of September 30, 2011 Viridian - Los Angeles, CA $9.7 billion enterprise value(1) Existing debt of $4.0 billion, with a weighted average rate of 4.1% and 4.2 years to maturity No maturing debt remaining in 2011 without extension options Fixed charge coverage of 2.5x(2) Approximately $1.5 billion of new equity raised since 2009 Entered into a new $900 million unsecured revolving credit facility at LIBOR plus 122.5 basis points Increased unencumbered asset pool by more than 25% to more than $5 billion (measured at historical cost) Improvement of key ratios since year end 2009: Net Debt/EBITDA - 10.2x YE09 vs. 8.5x 3Q11 Secured Debt to Total Assets - 31% YE09' vs. 23% 3Q11 Debt + Preferred to Total Assets - 55% 4Q09' vs. 48% 3Q11 As of November 10, 2011. As of September 30, 2011, at historical cost. Adjusted for non-recurring items. Domus - Philadelphia, PA

Successful and proven portfolio management strategy Transformational development and redevelopment capabilities Strong operating results driven by industry leading platform Strong and flexible balance sheet Ashton Bellevue - Bellevue, WA Why UDR? Strategically Positioned in Markets with Low Single-Family Home Affordability The Belmont - Dallas, TX

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Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint venture with MetLife, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762

Vitruvian ParkSM

Create an urban-designed live, work, and play lifestyle destination in metro Dallas for residents that incorporates a vibrant mix of shops, eateries and entertainment The Vision for Vitruvian ParkSM

Vitruvian ParkSM - 2006 118 acres Nine apartment communities 2,380 homes Average home size: 900 sq. ft. Average rent: $585 per month 173K sq. ft. of retail space Average age: 35 years

Master plan encompasses 118 acres in total; $135 million in assemblage costs Purchased nine contiguous apartment communities on the Vitruvian ParkSM site containing 2,380 homes Acquired an adjacent retail center containing 173K square feet of existing shop space and anchored by a Tom Thumb Grocer (Safeway) Through these acquisitions, UDR gained control of a large, contiguous, city-central location where value creation was possible from improving the entitlements The prospect of a "game-changing" development inspired Addison to award UDR favorable entitlements and approximately $40 million in public funds to upgrade site infrastructure and fund the planned centerpiece, an expansive public park 40% of the existing apartment homes on the site were subsequently demolished to make room for new projects UDR retains lead design rights for the master plan and manages all construction activities, public and private Phase I - Land Assemblage, Entitlements, and Infrastructure

Eight apartment buildings 2,600 apartment homes 230,000 square feet of retail 12-acre Vitruvian Park 7.5 acres of green space 352 legacy apartment homes $650 million total investment: $280 million spent $370 million committed Vision for Vitruvian ParkSM - 2015

Why Addison? 4% ? Employment 300,000 office jobs within 20 minutes and home to several large employers Strong projected job growth of 3.2% annually Roughly 96 million square feet of office space within a 20-minute drive ? Transportation Within a short drive of the Dallas North Tollway and the LBJ Freeway, both major thoroughfares. The highways see over 160,000 and 300,000 cars daily, respectively ? Housing Shortage The City of Addison needs a significant number of new homes to accommodate its workforce ? City of Addison Partnership Roughly $40 million investment in Vitruvian ParkSM which included the construction of the park and necessary infrastructure improvements. Provided high-density entitlements for the site Continued support as the development of Vitruvian ParkSM moves forward Source: 2005-2009 American Community Survey 5-Year Estimates, Texas A&M, Cushman and Wakefield, Economy.com, Google, Bureau of Labor Statistics

Completed To-Date/Under Construction 12-acre centerpiece Vitruvian Park First Community: Savoye 392 homes Total cost: $66 million or $169K per home 16K square feet of retail space Completed in January 2010 Second Community: Savoye2 347 homes Estimated total cost: $69 million or $199K per home 12K square feet of retail space and 16K square feet of office space Scheduled for completion in Q1 2012 Third Community: Name TBD 391 homes Estimated total cost: $98 million or $252K per home Scheduled for completion in Q3 2013 Phase II: Vitruvian ParkSM - Core Built Out

Remaining Estimated $280 million remaining to invest Approximately 1,490 additional homes and 185K square feet of retail space remaining to be built 352 legacy homes will continue to provide cash flow on the Vitruvian ParkSM site 16 acres of vacant land with full entitlements for future development Anticipated completion in 2015 Phase II: Vitruvian ParkSM - Core Built Out

A 12-acre public park in the heart of Vitruvian ParkSM Key attributes include an extensive trail system, an innovative and unique water feature, an expansive, circular summer lounge area, an amphitheater and a grotto fountain with a 16-foot waterfall Now complete, the park is owned and operated by the City of Addison. UDR retains full rights to the park but has no financial or other obligations with regard to future maintenance or improvements The Park 2010 Today

Vitruvian ParkSM Overview - Future Build out the remaining residential components once the necessary retail infrastructure is in place. Engage an equity partner to enhance returns UDR plans to maintain its total investment in Vitruvian ParkSM at approximately 5% of enterprise value Entitlements provide for up to approximately 6,750 homes in total Full build out would entail a $1.0 - $1.4 billion total investment Anticipated completion in 2024

Appendix

Why Addison? 6% 4% Addison Attributes Centrally located in the northern arc of the Dallas MSA Within a 20 minute drive to major employers and extensive employment bases totaling over 300K jobs Close proximity to over 96 million square feet of class A / B office space and over half of the office space used by financial service companies in Dallas Expected average job growth of 3.2% annually over the next five years in the employment centers near Addison will boost total employment to over 350K by 2016 Addison needs additonal housing to accommodate its workforce Close proximity to the Dallas North Tollway and LBJ Freeway, both major thoroughfares. The Dallas North Tollway and the LBJ Freeway see over 160,000 and 300,000 cars daily, respectively Source: 2005-2009 American Community Survey 5-Year Estimates, Texas A&M, Cushman and Wakefield, Economy.com, Google, Bureau of Labor Statistics

Why Addison? 4% Close proximity to major employers, over 300K jobs, and 96 million square feet of office space Cushman and Wakefield, 2Q11 Google

Why Addison? 4% Source: Bureau of Labor Statistics, May 2010 16K jobs, 11 mins Major employers include: Mary Kay Bank of America Regus Pepsi Frito Lay JC Penny Pizza Hut

Why Addison? 6% 4% Job growth is expected to be strong through at least 2016 Job growth estimated by Economy.com

Why Addison? 6% 4% Addison needs more housing Source: Cushman and Wakefield, Texas A&M calculations, U.S. Census Bureau

Notes

Notes

Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward- looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint venture with MetLife, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762

Dallas Portfolio November 14, 2011

UDR Dallas Portfolio

Operating Portfolio Statistics As of September 30, 2011. 1900 McKinney and Cirque are owned by MetLife/UDR joint venture. Includes ownership interest at 100%. Includes ownership interest at 100%. Weighted average for monthly income per occupied home and occupancy excludes Savoye2, Phase III and Legacy Vitruvian ParkSM homes.

1900 McKinney - Dallas, TX (1) As of September 30, 2011. Centrally located in Uptown Dallas and across the street from AT&T Performing Arts Center and the Dallas Museum of Art. Community amenities include a rooftop terrace with a heated pool & two sided fire place, outdoor catering kitchen and a private entertainment suite. Home amenities include open floor plans, granite slab countertops and spa-inspired bedrooms with oval soaking tubs.

Cirque - Dallas, TX (1) As of September 30, 2011. 28-story luxury high rise located in Victory park and just steps away from the American Airlines Center. Community amenities include a spa-inspired fitness club with aqua lounge and a 7th floor complete with an outdoor lounge and heated infinity pool. Home amenities include open floor plans, granite slab countertops, European-style cabinetry in the kitchen and spa-inspired bedrooms with oval soaking tubs.

(1) As of September 30, 2011. Premier location in Uptown within walking distance to dining, shopping and entertainment in the vibrant West Village. Community amenities include a clubhouse and pool with outdoor lounge, premium fitness center and recreation room. LEED Silver community. Belmont - Dallas, TX Developed by UDR

THIRTY377 - Dallas, TX (1) As of September 30, 2011. Located near the cafes of Uptown, including West Village and Cityplace as well as the boutique shops and fine dining of McKinney Avenue and Knox Henderson. Apartment homes boast lofty ceilings, spacious walk-in closets, oak flooring and custom kitchens. On-site fitness center and swimming pool complete with waterfall and towel service.

Legacy Village Apartment Homes - Plano, TX (1) As of September 30, 2011. Conveniently located near large employment centers, including the Dallas Central Business District, Legacy Business Park and Richardson Telecom Corridor. Apartment amenities include granite or designer countertops, brick accent walls, hardwood style flooring and large walk-in bathrooms. Community amenities include three social pool areas, fitness center and an expansive urban lake jogging trail.

Highlands of Preston - Plano, TX Located near the George Bush Turnpike, Hwy 121 and the North Dallas Toll way with easy access to major job centers in the North Dallas metro area. Complete renovation by UDR in 2009. Exterior improvements: All new windows, doors, siding with stone veneer and reconfigured balconies, and improved landscaping. Community amenities: A remodeled leasing building and fitness center, new pool deck and furniture. Home amenities: Complete kitchen & bath rehab included new cabinets, countertops, appliances electrical and plumbing. (1) As of September 30, 2011.

Completed in the Fall of 2011 and includes expansive jogging trails, an innovative and unique water feature, a circular summer lounge area, an amphitheater and a grotto fountain with a 16' waterfall. Built in a public/private partnership with the City of Addison. UDR contributed the land and the City of Addison paid for the construction of the park. The City will operate the park and UDR has no financial or other obligations with regard to future maintenance or improvements. Vitruvian Park - Addison, TX

Savoye - Addison, TX Developed by UDR (1) As of September 30, 2011. Located adjacent to the 12 acre Vitruvian Park. Community amenities include a park-side pool oasis, luxury fitness club, dramatic fire pit with signature water wall, indoor/outdoor internet cafe and coffee bar and a full-service concierge and business center. Condominium style amenities include granite countertops, glass tile back splashes, modern sleek dark wood cabinets and light fixtures. LEED Silver certification.

Savoye2 - Addison, TX Developed by UDR Second phase of the Vitruvian ParkSM project. Residents enjoy full access to all of the Savoye and Savoye2 luxury amenities. Deluxe one and two-bedroom luxury apartment homes include California closets, open layouts with unique floor plans and modern finishes. Spectacular views and immediate entree into Vitruvian Park with its spring-fed creek, water features, jogging trails, picnic areas and 12- acres of serene open space. Anticipated LEED Certification. (1) As of September 30, 2011.

Third phase of the Vitruvian ParkSM development. Strategically built with spectacular views of Vitruvian Park including the amphitheater and grotto fountain. Residents will enjoy best in-class amenities including a wine room, a luxury fitness center, two pools and a rooftop deck. Deluxe one, two- and three- bedroom luxury apartment homes include California closets, open layouts with unique floor plans and modern finishes. Anticipated LEED Certification. Phase III - Vitruvian ParkSM Developed by UDR

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Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint venture with MetLife, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762